                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: FEBRUARY 1, 2002



                              ACORN PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




   Delaware                         0-22717                    22-3265462
---------------             -------------------------     -------------------
(STATE OR OTHER               (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                           390 W. Nationwide Boulevard
                              Columbus, Ohio 43215
                                 (614) 222-4400
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.     OTHER EVENTS.

         On February 1, 2002, Acorn Products, Inc. (the "Company") issued a press release announcing that it had entered into a Letter of Intent with entities representing a majority of the Company's shareholders that would lead to a financial restructuring and a strengthening of its balance sheet. The full text of the Letter of Intent is attached in its entirety as exhibit 10.1 to this Form 8-K and is incorporated herein by this reference. The press release is included as Exhibit 99.1 to this form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         Exhibit No.                          Description

                10.1 Letter of Intent dated as of February 1, 2002 by and between Acorn Products, Inc. as issuer and TCW Special Credits and Oaktree Capital Management, LLC as purchasers.

                99.1 Press Release, dated February 1, 2002, entitled "Acorn Products Announces Letter of Intent for Financial Restructuring."



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ACORN PRODUCTS, INC.


Date:  February 1, 2002                  By:  /s/ John G. Jacob
                                              --------------------------------
                                              John G. Jacob, Vice President and
                                              Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------


         Exhibit No.                  Description

                  10.1 Letter of Intent dated as of February 1, 2002 by and between Acorn Products, Inc. as issuer and TCW Special Credits and Oaktree Capital Management, LLC as purchasers.

                  99.1 Press Release, dated February 1, 2002, entitled "Acorn Products Announces Letter of Intent for Financial Restructuring."



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